UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2026

Zymeworks Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41535	88-3099146
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

108 Patriot Drive, Suite A Middletown, Delaware	19709
(Address of principal executive offices)	(Zip Code)

(302) 274-8744

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	ZYME	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On May 14, 2026, Zymeworks Inc. (the “Company”) issued a press release announcing that its Board of Directors (the “Board”) had authorized a share repurchase program (the “2026 Share Repurchase Program”) under which the Company may repurchase up to $125.0 million of the Company’s common stock, par value $0.00001 per share (the “Common Stock”). In connection with approval of the 2026 Share Repurchase Program, the Board terminated the previous authorization of up to $125.0 million of repurchases of Common Stock (the “2025 Repurchase Program”), under which an aggregate of 4,197,553 shares of Common Stock were repurchased with an average price of $24.36 per share, for total repurchases of $102.3 million (exclusive of commission expense and estimated excise tax).

A copy of the press release announcing the 2026 Share Repurchase Program is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

Based on current operating plans, and assuming full execution of the $125.0 million 2026 Share Repurchase Plan, the Company currently expects its existing cash resources as of March 31, 2026, when combined with anticipated regulatory milestone payments of $440.0 million related to the potential approvals of Ziihera in GEA in the U.S., Europe, Japan, and China, to fund its planned operations beyond 2028. This anticipated cash runway does not take into account any contribution from additional future milestone payments or royalties related to Ziihera, other current licensed product candidates or contributions from future partnerships and collaborations.

The information in Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act or the Exchange Act, regardless of any general incorporation language contained in such, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or specifically incorporates it by reference into a filing under the Securities Act or the Exchange Act.

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements are identified by such words as “believe,” “expect,” “anticipate” and words of similar import and are based on current expectations that involve risks and uncertainties, such as the Company’s plans, projections, objectives, expectations and intentions. All statements other than historical or current facts are forward-looking statements, including, without limitation, statements about the anticipated sufficiency of existing cash resources as of March 31, 2026, when combined with anticipated regulatory milestone payments of $440.0 million related to the potential approvals of Ziihera in GEA in the U.S., Europe, Japan, and China, to fund the Company’s planned operations beyond 2028, assuming the potential full execution of the 2026 Share Repurchase Program. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. Forward-looking statements speak only as of the date they are made, and the Company is not under any obligation and expressly disclaims any obligation to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated May 14, 2026.

104	Cover Page Interactive Data File (embedded as Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ZYMEWORKS INC.
(Registrant)

Date: May 14, 2026	By:	/s/ Kenneth Galbraith
	Name: Title:	Kenneth Galbraith Chair, President and Chief Executive Officer